                                                                    EXHIBIT 10.2

                              AMENDED AND RESTATED

                    COLLATERAL AGENCY AND SECURITY AGREEMENT

     This AMENDED AND RESTATED COLLATERAL AGENCY AND SECURITY AGREEMENT (as it may be amended, supplemented or otherwise modified from time to time, this

"Agreement") is dated as of June 28, 2001 and is made by and between Imperial
----------
Credit Industries, Inc. (the "Grantor") in favor of and for the benefit of
                              -------
Wilmington Trust Company ("WTC"), acting hereunder not individually but solely
                           ---
as collateral agent (in such capacity, the "Collateral Agent") for the benefit
                                            ----------------
of (i) the Senior Secured Debt Purchasers, (ii) from and after the Debt Exchange Closing Date, Chase Manhattan Bank and Trust Company, N.A. ("Senior Debt
                                                             -----------
Trustee"), not individually but solely as trustee for the holders of the
-------
Exchange Notes and (iii) from and after the Convertible Subordinated Debt Placement Closing Date, Chase Manhattan Bank and Trust Company, N.A.

("Subordinated Debt Trustee"), not individually but solely as trustee for the
---------------------------
Convertible Subordinated Debt Purchasers (the Senior Secured Debt Purchasers, the Senior Debt Trustee and the Subordinated Debt Trustee, together with any successors and assigns, are individually referred to herein as a "Secured Party"
                                                                  -------------
and collectively referred to herein as the "Secured Parties").
                                            ---------------

                             PRELIMINARY STATEMENTS

     Pursuant to that certain Master Recapitalization Agreement dated as of March 29, 2001 (said agreement, as it may hereafter be amended or otherwise modified from time to time, being the "Recapitalization Agreement"), the Senior
                                       --------------------------
Secured Debt Purchasers agreed to loan $16,200,000 to the Grantor and the Signatory Debtholders agreed to tender their Old Notes to the Grantor in exchange for Exchange Notes and certain other consideration pursuant to the Debt Exchange. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to such terms in the Recapitalization Agreement.

     It was a condition precedent to the closing of the transactions contemplated by the Recapitalization Agreement that the Grantor and WTC in its capacity as Collateral Agent shall have entered into that certain Collateral Agency and Security Agreement dated as of March 29, 2001 (the "Original Security
                                                               -----------------
Agreement") and that the Grantor shall have granted the assignments and security
---------
interests and made the pledges and assignments contemplated thereunder.

     The obligations of the Grantor under the Senior Secured Debt and, from and after the Debt Exchange Closing Date, the Exchange Notes were to be secured pursuant to the Original Security Agreement.

     The parties to the Recapitalization Agreement have agreed that from and after the Convertible Subordinated Debt Placement Closing Date the Convertible Subordinated Debt should be secured by the collateral described in the Original Security Agreement and that the Original Security Agreement should be amended and restated to so provide.

     NOW, THEREFORE, in consideration of the premises and in order to induce the Convertible Subordinated Debt Purchasers to purchase the Convertible Subordinated Debt, the parties hereto hereby agree that the Original Security Agreement shall be amended and restated in its entirety as follows:

      SECTION 1.  Grant of Security.  The Grantor hereby assigns and pledges
                  -----------------
to the Collateral Agent (i) for the benefit of the Senior Secured Debt Purchasers and (ii) from and after the Debt Exchange Closing Date, for the benefit of (x) the Senior Secured Debt Purchasers, the Subordinated Debt Trustee as trustee for the Convertible Subordinated Debt Purchasers (to the extent the Convertible Subordinated Debt is then outstanding) and the Senior Debt Trustee as trustee for the holders of the Exchange Notes for so long as the Senior Secured Debt is issued and outstanding and (y) from and after the payment in full or exchange of the Senior Secured Debt, the Subordinated Debt Trustee as trustee for the Convertible Subordinated Debt Purchasers (to the extent the Convertible Subordinated Debt is then outstanding) and the Senior Debt Trustee as trustee for the holders of the Exchange Notes, and hereby grants to the Collateral Agent for the benefit of such Secured Parties a security interest in, all of the Grantor's right, title and interest, whether now owned or hereafter acquired, in and to the following (collectively, the "Collateral"):
                                                      ----------

          (a)  all of the following:

               (i)    the indebtedness (the "Pledged Debt") described on
                                             ------------
          Schedule I and owing to the Grantor by the issuers named therein and
          ----------
          the instruments evidencing the Pledged Debt, and all interest, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Pledged Debt;

               (ii) all additional indebtedness from time to time owed to the Grantor by any obligor of the Pledged Debt or any other Person and the instruments evidencing such indebtedness, and all interest, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such indebtedness; and

               (iii)  the shares of capital stock described on Schedule II
                                                               -----------
          (the "Pledged Securities"), together with any other shares, stock
                ------------------
          certificates, options or warrants of any issuer listed in Schedule II
                                                                    -----------
          that may be issued or granted to, or held by, the Grantor while this Agreement is in effect; and

          (b)  all proceeds of any and all of the foregoing Collateral.

The parties hereto have agreed, and by their execution hereof acknowledge, that the Grantor may request that any or all of the instruments evidencing any Pledged Debt be released from the lien of this Agreement upon the exchange thereof for (i) another instrument evidencing indebtedness from Southern Pacific Bank (which instrument shall, without any further action by any party hereto, become Pledged Debt for all purposes hereof) or (ii) any shares of capital stock of Southern Pacific Bank (which instrument shall, without any further action by any party hereto, become Pledged Securities for all purposes hereof).
Similarly, the Grantor may request that any or all of the stock certificates evidencing the Pledged Securities be released from the lien of this Agreement upon the exchange thereof for (i) any shares of another class of capital stock of

Southern Pacific Bank (which shares shall, without further action by any party hereto, become Pledged Securities for all purposes hereof) or (ii) any instrument evidencing indebtedness of Southern Pacific Bank (which shall, without any further action by any party hereto, become Pledged Debt for all purposes hereof). By their acceptance hereof, the Senior Secured Debt Purchasers, the Senior Debt Trustee (acting solely pursuant to the authority granted in Section 11.01 of the Exchange Notes Indenture), and the Subordinated Debt Trustee (acting solely pursuant to the authority granted in Section 11.01 of the Subordinated Debt Indenture) authorize the Collateral Agent to release from the security interest hereof any Pledged Debt or Pledged Securities held by it hereunder upon the exchange of such Pledged Debt or Pledged Securities for other indebtedness or capital stock of Southern Pacific Bank so long as such indebtedness or stock is pledged to the Collateral Agent and is subject to the security interests granted hereby for all purposes.

     SECTION 2.  Security for Obligations.  This Agreement secures, and the
                 ------------------------
Collateral is collateral security for, the prompt payment and performance in full when due, whether on a specified payment date, at stated maturity, by acceleration or otherwise (including, without limitation, the payment of amounts that would become due but for the operation of the automatic stay under Section 362(a) of the Bankruptcy Code or any similar law) of all obligations of the Grantor under (i) the Senior Secured Debt, and (ii) from and after the Subordinated Debt Exchange Closing Date, (x) the Senior Secured Debt, the Convertible Subordinated Debt (to the extent outstanding) and the Exchange Notes for so long as the Senior Secured Debt is issued and outstanding and (y) from and after the payment in full or exchange of the Senior Secured Debt, the Exchange Notes and the Convertible Subordinated Debt (to the extent outstanding), including interest (including, without limitation, interest that, but for the filing of a petition in bankruptcy would accrue on such obligations) or any fees or other expenses related thereto (any and all such obligations being the "Secured Obligations").
           --------------------

     SECTION 3.  Delivery of Collateral.  All certificates or instruments
                 ----------------------
representing or evidencing Collateral shall be delivered to and held by or on behalf of the Collateral Agent on behalf of the Secured Parties entitled to the benefit thereof pursuant to the terms hereof and shall be in suitable form for transfer by delivery, or shall be accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance satisfactory to the Secured Parties entitled to the benefit thereof pursuant to the terms hereof. The Collateral Agent shall have the right after the occurrence and during the continuance of an Event of Default (as defined in Section 6(a)(v)) beyond any
                                                  ---------------
grace period applicable thereto to transfer to or to register in the name of the Collateral Agent or any of its nominees any or all of the Collateral. In addition, the Collateral Agent shall have the right after the occurrence and during the continuance of an Event of Default beyond any grace period applicable thereto to exchange instruments representing or evidencing the Collateral, for instruments of smaller or larger denominations.

     SECTION 4.  Representations and Warranties.  The Grantor hereby
                 ------------------------------
represents and warrants as follows:

          (a) The chief place of business and chief executive office of the Grantor is located at the address specified for the Grantor on Schedule
                                                                    --------
     III. The Grantor's federal tax identification number is as set forth on
     ---
     Schedule III.
     ------------

          (b) The Grantor is the legal and beneficial owner of the Collateral free and clear of any lien. No effective financing statement or other instrument similar in effect covering all or any part the Collateral is on file in any recording office, except such as may have been filed relating to this Agreement.

          (c) Assuming continuous possession by the Collateral Agent on behalf of the Secured Parties entitled to the benefit thereof pursuant to the terms hereof, the pledge of each of the Pledged Debt and Pledged Securities pursuant to this Agreement creates a valid and first priority perfected security interest in the Pledged Debt and Pledged Securities, respectively.

          (d)  All shares of capital stock described on Schedule II are duly
                                                        -----------
     authorized, validly issued, fully paid and non-assessable.

          (e)  The Pledged Debt described on Schedule I constitutes 100% of the
                                             ----------
     outstanding indebtedness of the Bank to the Grantor and its Affiliates (excluding any indebtedness arising from deposit accounts or bank accounts maintained by the Grantor and its Affiliates with the Bank) and the Pledged Securities described on Schedule II represent 100% of the total issued and
                             -----------
     outstanding shares of capital stock of the Bank.

          (f) The execution and delivery of this Agreement and the performance by the Grantor of its obligations hereunder are within the Grantor's corporate power, have been duly authorized by all necessary corporate action and do not and will not contravene or conflict with any provision of law or of the organizational documents of the Grantor or of any agreement, indenture, instrument or other document, or any judgment, order or decree, which is binding upon the Grantor.

          (g) This Agreement is a legal, valid and binding obligation of the Grantor, enforceable in accordance with its terms, except that the enforceability of this Agreement may be limited by bankruptcy, insolvency, fraudulent conveyance, fraudulent transfer, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally and by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law) and creates a valid and, after all appropriate financing statements are filed, first priority security interest in the Collateral and such security interest is entitled to all rights, priorities and benefits afforded by the Uniform Commercial Code in effect in the State of California (the "Uniform
                                                                -------
     Commercial Code").
     ---------------

     SECTION 5.  Further Assurances.
                 ------------------

          (a) The Grantor agrees from time to time that, at the expense of the Grantor, the Grantor will promptly execute and deliver all further instruments and documents, and take all further action required, or that the Collateral Agent may reasonably request, in order to perfect, protect and maintain the priority of any pledge, assignment or security interest granted or purported to be granted hereunder or to enable the Collateral Agent to exercise and enforce its rights and remedies hereunder with respect to any Collateral.

          (b) The Grantor hereby authorizes the Collateral Agent on behalf of the Secured Parties entitled to the benefit thereof pursuant to the terms hereof to file one or more financing or continuation statements, and amendments thereto, relating to all or any part of the Collateral without the signature of the Grantor where permitted by law. A photocopy or other reproduction of this Agreement or any financing statement covering the Collateral or any part thereof shall be sufficient as a financing statement where permitted by law.

     SECTION 6.   Voting Rights; Dividends; Payments; etc.
                  ---------------------------------------

          (a) Until the occurrence of an Event of Default and the continuance thereof beyond any grace period applicable thereto:

               (i) The Grantor shall be entitled to exercise any and all voting or consensual rights and powers and stock purchase or subscription rights relating or pertaining to the Pledged Securities for any purpose;

               (ii) The Grantor shall be entitled to receive and retain any and all lawful dividends payable in respect of the Pledged Securities which are paid in cash by any issuer, but all dividends and distributions in respect of such Collateral or any part thereof made in shares of stock or other property or representing any return of capital, whether resulting from a subdivision, combination or reclassification of such Collateral or any part thereof or received in exchange for such Pledged Securities or any part thereof or as a result of any merger, consolidation, acquisition or other exchange of assets to which any issuer of Pledged Securities may be a party or otherwise or as a result of any exercise of any stock purchase or subscription right, shall be and become part of the Collateral hereunder and, if received by the Grantor, shall be forthwith delivered to the Collateral Agent on behalf of the Secured Parties in due form for transfer (i.e., endorsed in blank or accompanied by stock or bond powers executed in blank) to be held for the purposes of this Agreement.

               (iii) The Collateral Agent shall execute and deliver, or cause to be executed and delivered, to the Grantor, all such proxies, powers of attorney, dividend orders and other instruments as the Grantor may request in writing (upon which the Collateral Agent may fully rely) for the purpose of enabling the Grantor to exercise the rights and powers which it is entitled to exercise pursuant to subclause (i)
                                                              -------------
          above and to receive the dividends which it is authorized to retain pursuant to subclause (ii) above.
                      --------------

               (iv) The Grantor shall be entitled to (A) collect all regular payments made or proceeds received with respect to the Pledged Debt and (B) enforce and prosecute all rights and remedies available under any of the Pledged Debt.

               (v) For all purposes under this Agreement, "Event of Default" means (A) prior to the Debt Exchange Closing Date, an Event of Default as defined in the Senior Secured Debt, (B) from and after the Debt Exchange Closing Date and so long as any Senior Secured Debt shall remain outstanding, an Event of Default as defined in the Exchange Notes Indenture or in the Senior Secured Debt, (C) after the Senior Secured Debt has been paid in full, an Event of Default as defined in the Exchange Notes Indenture and (D) after the Senior Secured Debt and the Exchange Notes have been paid in full, an Event of Default as defined in the Secured Convertible Subordinated Debt.

          (b) After the occurrence of an Event of Default and the continuance thereof beyond any grace period applicable thereto, all rights and powers which the Grantor is entitled to exercise pursuant to Section 6(a)(i)
                                                           ---------------
     hereof, and all rights of the Grantor to receive and retain dividends pursuant to Section 6(a)(ii) hereof, and all rights of the Grantor to
                 ----------------
     receive payments pursuant to Section 6(a)(iv) hereof, shall forthwith
                                  ----------------
     cease, and all such rights and powers shall thereupon become vested in the Collateral Agent which shall have, during the continuance of such Event of Default, the sole and exclusive authority to exercise such rights and powers and to receive such dividends and payments. Any and all money and other property paid over to or received by the Collateral Agent pursuant to this clause (b) shall be retained by the Collateral Agent as additional
          ----------
     Collateral hereunder and applied in accordance with the provisions hereof.

     SECTION 7.  Place of Perfection; Records.  The Grantor shall keep its
                 ----------------------------
chief place of business and chief executive office and the office where it keeps its records concerning the Collateral, at the location therefor specified on
Schedule III or, upon prior written notice to the Collateral Agent, at such
------------
other locations in a jurisdiction where all actions required by Section 5 shall
                                                                ---------
have been taken with respect to the Collateral.

     SECTION 8.  Transfers and Other Liens; Additional Shares.  Except as
                 --------------------------------------------
otherwise permitted under the Recapitalization Agreement, the Grantor shall not
(a) sell, assign (by operation of law or otherwise) or otherwise dispose of, or grant any option with respect to, any of the Collateral, or (b) create or suffer to exist any Lien upon or with respect to any of the Collateral.

     SECTION 9.

          (a)  Appointment and Authorization of Collateral Agent.  By
               -------------------------------------------------
     acceptance of the Senior Secured Debt or execution and delivery of the Exchange Notes Indenture or the Subordinated Debt Indenture, as the case may be, each Secured Party hereby irrevocably designates and appoints WTC as the Collateral Agent of such Secured Party under this Agreement and each Secured Party hereby irrevocably authorizes the Collateral Agent to execute this Agreement and (i) to take action on its behalf and exercise such powers and use such discretion as are expressly permitted hereunder and all instruments relating hereto and thereto and (ii) to exercise such powers and perform such duties as are, in each case, expressly delegated to the Collateral Agent by terms hereof and thereof together with such other powers and discretion as are reasonably incidental hereto and thereto. Notwithstanding any provision to the contrary elsewhere in this Agreement, the Collateral Agent shall not have any duties or responsibilities except those expressly set forth herein or therein or any fiduciary relationship with any Secured Party and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or otherwise exist against the Collateral Agent.

          (b)  Delegation of Duties.  The Collateral Agent may exercise its
               --------------------
     powers and execute any of its duties under this Agreement by or through employees, agents or attorneys-in-fact and shall be entitled to take and to rely on advice of counsel concerning all matters pertaining to such powers and duties. The Collateral Agent may use the services of such persons as the Collateral Agent in its sole discretion may determine and all reasonable fees and expenses of such persons shall be borne by the Grantor.

          (c)  Exculpatory Provisions.  Neither the Collateral Agent nor any
               ----------------------
     of its officers, partners, directors, employees, agents, attorneys-in-fact or Affiliates shall be (i) liable for any action taken or omitted to be taken by it or such Person under or in connection with this Agreement or any Collateral (except for its or such person's own gross negligence or willful misconduct), or (ii) responsible in any manner to any of the Secured Parties for any recitals, statements, representations or warranties made by the Grantor or any officer thereof contained in, or made or deemed to be made in connection with, any Senior Secured Debt, Convertible Subordinated Debt, Exchange Notes, or this Agreement or in any certificate, report, statement or other document referred to or provided for in, or received by the Collateral Agent under or in connection with, this Agreement or any Senior Secured Debt, Convertible Subordinated Debt or Exchange Notes, or for the due execution, legality, validity, effectiveness, genuineness, enforceability or sufficiency of the Senior Secured Debt, Convertible Subordinated Debt, Exchange Notes or this Agreement or any other document or instrument furnished pursuant thereto or for any failure of the Grantor to perform its obligations thereunder. The Collateral Agent shall be under no obligation to the Secured Parties to ascertain or to inquire as to the observance or performance of any of the agreements contained in, statements made in, or conditions of the Senior Secured Debt, Convertible Subordinated Debt, Exchange Notes or this Agreement or to inspect the property, including the books and records, of the Grantor.

          (d)  Reliance by the Collateral Agent.  The Collateral Agent shall
               --------------------------------
     be entitled to rely, and shall be fully protected and shall incur no liability in acting and relying, upon any writing, resolution, notice, consent, certificate, affidavit, telegram, telecopy, telex or teletype message, statement, order or other document or telephone conversation reasonably believed by it to be genuine and correct and to have been signed, sent or made by the proper person or persons and upon advice and statements of legal counsel, including without limitation counsel to the Grantor, independent accountants and other experts selected by the Collateral Agent. Without limiting the generality of the foregoing, the Collateral Agent may treat the payee of any Senior Secured Debt, Convertible Subordinated Debt or Exchange Note as the registered holder thereof until it receives notice or otherwise has actual knowledge that such payee is no longer the registered holder of such Senior Secured Debt or Exchange Note. Notwithstanding anything to the contrary contained herein, the Collateral Agent shall be fully justified in failing or refusing to take action under this Agreement, including without limitation the exercise of any rights or remedies under, or the entering into of any agreement amending, modifying, supplementing, waiving any provision of, or the giving of consent pursuant to, any provision of this Agreement, unless it shall first receive instructions of the Required Noteholders (as defined below) as contemplated by Section 10 hereof and it shall first be indemnified to its reasonable
        ----------
     satisfaction by the Senior Secured Debt Purchasers, the holders of the Exchange Notes and/or the Convertible Subordinated Debt Purchasers against any and all liability and expense that may be incurred by it by reason of taking, continuing to take or refraining from taking any such action. For the purpose hereof, the "Required Noteholders" shall mean, at any time,
                              --------------------
     the holders of at least 51% of the outstanding principal amount of all Senior Secured Debt, until such time as no Senior Secured Debt shall be outstanding, at which time "Required Noteholders" shall mean the Senior Debt Trustee acting at the direction of the holders of a majority in principal amount of the then outstanding Exchange Notes as provided in
     Section 6.05 of the Exchange Notes Indenture, until such time as no Exchange Notes shall be outstanding, at which time "Required Noteholders" shall mean the Subordinated Debt Trustee acting at the direction of the holders of a majority in principal amount of the then outstanding Convertible Subordinated Notes as provided in Section 6.05 of the Subordinated Debt Indenture. The Collateral Agent shall in all such cases be fully protected in acting or in refraining from acting under this Agreement in accordance with the provisions of Section 10(e) hereof and in
                                                    -------------
     accordance with written instructions and any action taken or any failure to act pursuant thereto shall be binding upon all the Secured Parties and all other holders from time to time of the Senior Secured Debt and Exchange Notes.

          (e)  Knowledge or Notice of Default and Event of Default.  The
               ---------------------------------------------------
     Collateral Agent shall not be deemed to have actual, constructive, direct or indirect knowledge or notice of the occurrence of any Default or Event of Default unless and until the Collateral Agent has received written notice from a Secured Party or the Grantor describing such Default (as defined below) or Event of Default, setting forth in reasonable detail the facts and circumstances thereof and stating that the Collateral Agent may rely on such notice without further inquiry. The Collateral Agent shall have no obligation or duty prior to or after receiving any such notice to inquire whether a Default or Event of Default has in fact occurred and shall be entitled to rely, and shall be fully protected in so relying, on any such notice furnished to it. For the purpose hereof, "Default" means
     (A) prior to the Debt Exchange Closing Date, a Default as defined in the Senior Secured Debt, (B) from and after the Debt Exchange Closing Date and so long as any Senior Secured Debt shall remain outstanding, a Default as defined in the Exchange Notes Indenture or the Senior Secured Notes, (C) after the Senior Secured Debt has been paid in full, a Default as defined in the Exchange Notes Indenture and (D) after the Exchange Notes have been paid in full, a Default as defined in the Subordinated Debt Indenture.

          (f)  Non-Reliance on Collateral Agent and Other Secured Parties.  By
               ----------------------------------------------------------
     acceptance of the Senior Secured Debt or execution and delivery of the Exchange Notes Indenture or the Subordinated Debt Indenture, as the case may be, each Secured Party expressly acknowledges that, except as expressly set forth in this Agreement, neither the Collateral Agent nor any of the Collateral Agent's partners, officers, directors, employees, agents, attorneys-in-fact or Affiliates has made any representations or warranties to it and that no act by the Collateral Agent hereinafter taken, including any review of the affairs of the Grantor, shall be deemed to constitute any representation or warranty by the Collateral Agent to any Secured Party. Except for notices, reports and other documents expressly required to be furnished by the Collateral Agent hereunder, the Collateral Agent shall not have any duty or responsibility to provide the Secured Parties with any credit or other information concerning the business, operations, property, financial and other condition and credit-worthiness of the Grantor that may come into the possession of the Collateral Agent or any of its partners, officers, directors, employees, agents, attorneys-in-fact or Affiliates.

          (g)  Indemnification.  The Grantor agrees to indemnify WTC from and
               ---------------
     against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind whatsoever that may at any time, including, without limitation, at any time following the payment of the Secured Obligations, be imposed on, incurred by or asserted against the Collateral Agent in any way relating to or arising out of its capacity as Collateral Agent or the Recapitalization Agreement or the Related Agreements or actions or omissions of the Collateral Agent specifically required or permitted by this Agreement or by written instructions of the Required Noteholders pursuant to Section 10(c)
                                                                  -------------
     hereof, including without limitation, costs incurred in performance of its duties under Section 9(a), provided that the Grantor shall not be liable
                  ------------
     for the payment of any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting solely from the Collateral Agent's gross negligence of willful misconduct. The agreements in this Section 9(g) shall survive
                                                    -----------
     the payment of the Secured Obligations and the termination of this Agreement.

          (h)  Collateral Agent in its Individual Capacity.  The Collateral
               -------------------------------------------
     Agent and its Affiliates may generally engage in any kind of business with the Grantor as though such person was not the Collateral Agent hereunder and without any duty to account therefore to the Secured Parties.

          (i)  Successor Collateral Agent.
               --------------------------

               (i) The Collateral Agent may resign at any time upon 60 days notice to the Secured Parties and Grantor and may be removed at any time, with or without cause, by the Required Noteholders by written notice delivered to the Grantor, the Collateral Agent and the Secured Parties. After any resignation or removal hereunder of the Collateral Agent, the provisions of this Section 9(i) shall continue to inure to
                                        ------------
          its benefit as to any actions taken or omitted to be taken by it in connection with its agency hereunder while it was the Collateral Agent under this Agreement and it shall be entitled to be paid promptly when due any amounts owing to it pursuant to Section 9.6.
                                                  -----------

               (ii) Upon receiving notice of any such resignation or removal, a successor Collateral Agent shall be appointed by the Required Noteholders, provided, however, that such successor Collateral Agent shall be (A) a Person having a combined capital and surplus of at least $50 million and (B) authorized under bylaw to assume the functions of the Collateral Agent. If the appointment of such successor shall not have become effective, as provided below, within such 60-day period after the Collateral Agent's resignation or upon removal of the

          Collateral Agent, then the Collateral Agent may petition a court of competent jurisdiction for the appointment of a Collateral Agent. Such court shall, after such notice as it may deem proper, appoint a successor Collateral Agent meeting the qualifications specified in this Section 9(i)(ii).
               ----------------

               (iii) The resignation or removal of a Collateral Agent shall become effective upon the execution and delivery of such documents or instruments as are necessary to transfer the rights and obligations of the Collateral Agent under this Agreement, including without limitation, the delivery and recordation of all amendments, instruments, financing statements, continuation statements and other documents necessary to maintain the perfection of the security interests held by the Collateral Agent under this Agreement. Copies of each such document or instrument shall be delivered to all Secured Parties. The appointment of a successor Collateral Agent pursuant to this Section 9(i) shall become effective upon the acceptance of the
               ------------
          appointment as Collateral Agent hereunder by a successor Collateral Agent. Upon such effective appointment, the successor Collateral Agent shall succeed to and become vested with all the rights, powers, privileges and duties of the retiring Collateral Agent and the retiring Collateral Agent shall be discharged from its rights, powers, privileges and duties under this Agreement, but shall remain liable for its actions prior to and including such date of discharge.

     SECTION 10.  Actions by the Collateral Agent.
                  -------------------------------

          (a)  Duties and Obligations.  The duties and obligations of the
               ----------------------
     Collateral Agent are only those set forth in this Agreement.

          (b)  Notification of Default.  If the Collateral Agent has been
               -----------------------
     notified in a writing conforming to the requirements of Sections 9 (d) and
                                                             --------------
     (e) by any Secured Party or Grantor that a Default or an Event of Default
     ---
     has occurred, the Collateral Agent shall promptly furnish, and in any event no later than three Business Days after receipt of such notice, to the Secured Parties a copy of such written notice (a "Default Notice"). The
                                                       --------------
     failure of any Secured Party having knowledge of the occurrence of a Default or an Event of Default to notify the Collateral Agent or any Secured Party of such occurrence, however, does not constitute a waiver of such Default or Event of Default by the Secured Parties. If the Required Noteholders have not given prior instructions to the Collateral Agent, the Default Notice may contain a recommendation of actions to be taken by the Secured Parties and/or request instructions from the Secured Parties and shall specify the date on which responses are due in order to be timely within Section 10(d) hereof. If the Required Noteholders have given
            -------------
     prior instructions to the Collateral Agent, the Collateral Agent shall take the actions requested by the Required Noteholders and the Default Notice shall inform the other Secured Parties of such actions.

          (c)  Exercise of Remedies.  Except as otherwise provided in Section
               --------------------
     10(e) and Section 21, the Collateral Agent shall take only such actions
     -----     ----------
     and exercise only such remedies under this Agreement as are approved in written instructions delivered to the Collateral Agent and signed by the Required Noteholders. If the Collateral Agent shall determine in good faith that taking the actions specified in such instructions is contrary to law, it may refrain, and shall be fully protected in so refraining, from taking such action and shall immediately give notice of such fact to each of the Secured Parties. If instructions received by the Collateral Agent are in its good faith judgment ambiguous or conflict with other instructions received by the Collateral Agent, the Collateral Agent (a) shall promptly notify the Secured Parties of such ambiguity or conflict and request clarifying instructions, and (b) may either (1) delay in taking any such action or exercising any such remedy pending receipt of such clarifying instructions, and shall be fully protected in so delaying, or (2) take such actions as it is entitled under
     Section 10(e).
     -------------

          (d)  Instructions from Senior Secured Debt Purchasers.  If any
               ------------------------------------------------
     Senior Secured Debt Purchaser does not respond in a timely manner to any notice, including without limitation a Default Notice, from the Collateral Agent or request for instructions within the time period specified by the Collateral Agent in such notice or request for instructions, which shall be a minimum of five Business Days, the Senior Secured Debt held by such Senior Secured Debt Purchaser that would otherwise be included in a determination of Required Noteholders shall not be included in the determination of Required Noteholders for purposes of such notice or request for instructions. Any action taken or not taken without the vote of a Senior Secured Debt Purchaser under this Section 10(d) shall nevertheless
                                                -------------
     be binding on such Senior Secured Debt Purchaser.

          (e)  Emergency Actions.  If the Collateral Agent has asked the
               -----------------
     Secured Parties for instructions and if the Required Noteholders have not yet responded to such request, the Collateral Agent shall be authorized to take, but shall not be required to take and shall in no event have any liability for the taking or the failure to take, such actions, other than any action described or permitted under Section 21 hereof, with regard to a
                                             ----------
     Default or Event of Default that the Collateral Agent, in good faith, believes to be reasonably required to promote and protect the interests of the Secured Parties and to maximize both the value of the Collateral and the present value of the recovery by the Secured Parties on the Secured Obligations and shall give the Secured Parties appropriate notice of such action, provided that once instructions with respect to such request have been received by the Collateral Agent from the Required Noteholders, the actions of the Collateral Agent shall be governed thereby and the Collateral Agent shall not take any further action that would be contrary thereto.

          (f)  Other Actions.  The Collateral Agent shall have the right to
               -------------
     take such actions, or omit to take such actions, hereunder and not inconsistent with the written instructions of the Required Noteholders delivered pursuant to Section 10(c) hereof, including actions the
                           -------------
     Collateral Agent deems necessary or appropriate to perfect or continue the perfection of the liens on the Collateral for the benefit of the Secured Parties. Except as otherwise provided by the applicable law, the Collateral Agent shall have no duty as to any Collateral, the perfection, protection or maintenance of any pledge, assignment or security interest in the Collateral, the collection or protection of the Collateral or any income thereon, including any duty to ascertain or take action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any Collateral, whether or not the Collateral Agent has or is deemed to have knowledge of such matters, nor as to the preservation of rights against prior parties, nor as to the preservation of rights pertaining to the Collateral beyond the safe custody of any Collateral in the Collateral Agent's actual possession.

          (g)  Cooperation.  To the extent that the exercise of the rights,
               -----------
     powers and remedies of the Collateral Agent in accordance with this Agreement requires that any action be taken by any Secured Party, by acceptance of the Senior Secured Debt or the Exchange Notes, as the case may be, such Secured Party agrees to take such action and cooperate with the Collateral Agent to ensure that the rights, powers and remedies of all Noteholders are exercised in full.

          (h)  Distribution of Proceeds.  All amounts owing with respect to
               ------------------------
     the Secured Obligations shall be secured by the Collateral without distinction as to whether some Secured Obligations are then due and payable and other Secured Obligations are not then due and payable. Upon any realization upon the Collateral, by acceptance of the Senior Secured Debt or execution and delivery of the Exchange Notes Indenture or the Subordinated Debt Indenture, as the case may be, the Secured Parties agree that the proceeds thereof shall be applied, (i) first, to the amounts owing by the Grantor to the Collateral Agent solely in its capacity as Collateral Agent hereunder pursuant to this Agreement, (ii) second, ratably to the payment of all amounts of interest outstanding on the Senior Secured Debt according to the aggregate amounts of such interest then owing to each Senior Secured Debt Purchaser, (iii) third, ratably to all amounts of principal outstanding under the Senior Secured Debt according to the aggregate amounts of such principal then owing to each Senior Secured Debt Purchaser, (iv) fourth, ratably to all other amounts then due to the Senior Secured Debt Purchasers, including fees and expenses, (v) fifth, to all fees and out-of-pocket expenses owed to the Senior Debt Trustee and Subordinated Debt Trustee under the Exchange Note Indenture and the Subordinated Debt Indenture, as the case may be, (vi) sixth, ratably to the payment of all amounts of interest outstanding on the Exchange Notes according to the aggregate amounts of such interest then owing to each holder thereof, (vii) seventh, ratably to all amounts of principal outstanding under the Exchange Notes according to the aggregate amounts of principal then owing to each holder thereof, (viii) eighth, ratably to all other amounts then due to the holders of the Exchange Notes, including fees and expenses, (ix) ninth, ratably to the payment of all amounts of interest outstanding on the Convertible Subordinated Debt according to the aggregate amounts of interest then owing to each Convertible Subordinated Debt Purchaser, (x) tenth, ratably to all amounts of principal outstanding under the Convertible Subordinated Debt according to the aggregate amounts of principal then owing to each Convertible Subordinated Debt Purchaser, (xi) eleventh, ratably to all other amounts then due to the Convertible Subordinated Debt Purchasers, including fees and expenses and (xii) twelfth, the balance, if any, shall be returned to the Grantor or such other Persons as are entitled thereto. Upon the request of the Collateral Agent prior to any distribution under this Section 10(h), each Secured
                                                -------------
     Party shall provide to the Collateral Agent certificates, in form and substance reasonably satisfactory to the Collateral Agent, setting forth the respective amounts referred to in clauses (ii) through (xi) above that each such Secured Party believes it is entitled to receive, together with such wire transfer information or other payment instructions as the Collateral Agent may reasonably request.

          (i)  Authorized Investments.  Prior to any realization upon the
               ----------------------
     Collateral, any and all funds held by the Collateral Agent in its capacity as Collateral Agent, whether pursuant to any provision of this Agreement shall, to the extent feasible, within a reasonable time, be invested by the Collateral Agent in Permitted Investments (as defined on Schedule IV). Prior to making such investment or to the extent it is not feasible to invest such funds in Permitted Investments, the Collateral Agent shall hold any such funds in an interest bearing account. By acceptance of the Senior Secured Debt or the Exchange Notes, as the case may be, each Secured Party authorizes the Collateral Agent to open such an account. Any interest earned on such funds shall be retained in such account until there shall be a realization on the Collateral, at which time such funds shall be disbursed to the Secured Parties in accordance with Section 10(h). The
                                                         -------------
     Collateral Agent shall have no duty to place funds held and invested pursuant to this Section 10(i) in investments that provide for a maximum
                      -------------
     return. The Collateral Agent shall not be responsible for any loss of any funds invested in accordance with this Section 10(i).
                                            -------------

     SECTION 11.  Priority of Notes.
                  -----------------

          (a) From and after the Debt Exchange Closing Date until all Senior Secured Debt shall have been paid in full, exchanged for Exchange Notes or otherwise retired, in the event of:

               (i) the occurrence of an Event of Default (as such term is defined in the Senior Secured Debt) and continuance thereof beyond any grace period provided in the Senior Secured Debt;

               (ii) any acceleration of the maturity of any other indebtedness of the Grantor, or

               (iii) the institution of any liquidation, dissolution, bankruptcy, insolvency or similar proceeding relating to the Grantor, its property, or its creditors as such,

the holders of the Exchange Notes and the Convertible Subordinated Debt Purchasers shall not be entitled to receive and, by execution and delivery of the Exchange Notes Indenture or the Subordinated Debt Indenture, as the case may be, the Senior Debt Trustee and the Subordinated Debt Trustee, on behalf of the holders of the Exchange Notes and the Convertible Subordinated Debt Purchasers, agree not to accept, any payment of principal or interest until all amounts owing in respect of the Senior Secured Debt shall have been paid in full; and from and after the happening of any event described in clause (iii) of this subsection (a) of Section 11, all payments and distributions of any kind or
                  ----------
character (whether in cash, securities or property) which, except for the provisions hereof, would have been payable or distributable to or for the benefit of the holders of the Exchange Notes or the Convertible Subordinated Debt Purchasers, shall be made to and for the benefit of the Senior Secured Debt Purchasers (who shall be entitled to make all necessary claims therefore) in accordance with the priorities of payment set forth herein until all Senior Secured Debt shall have been paid in full. In the event that any payment or distribution is made with respect to the Exchange

Notes or the Convertible Subordinated Debt in violation of the terms hereof, any Secured Party receiving such payment or distribution shall (and, by acceptance of the Exchange Notes or the Convertible Subordinated Debt, agrees to) hold it in trust for the benefit of, and shall remit it to, the Senior Secured Debt Purchasers in accordance with the priorities of payment set forth herein.

          (b) From and after all Senior Secured Debt shall have been paid in full, exchanged for Exchange Notes or otherwise retired, and until the Exchange Notes shall have been paid in full or otherwise retired, in the event of:

               (i) the occurrence of an Event of Default (as such term is defined in the Exchange Notes Indenture) and continuance thereof beyond any grace period provided in the Exchange Notes Indenture;

               (ii) any acceleration of the maturity of any other indebtedness of the Grantor, or

               (iii) the institution of any liquidation, dissolution, bankruptcy, insolvency or similar proceeding relating to the Grantor, its property, or its creditors as such,

the Convertible Subordinated Debt Purchasers shall not be entitled to receive and, by execution and delivery of the Subordinated Debt Indenture, the Subordinated Debt Trustee, on behalf of the holders of the Convertible Subordinated Debt agree not to accept, any payment of principal or interest until all amounts owing in respect of the Exchange Notes shall have been paid in full; and from and after the happening of any event described in clause (iii) of this subsection (b) of Section 11, all payments and distributions of any kind
                       ----------
or character (whether in cash, securities or property) which, except for the provisions hereof, would have been payable or distributable to or for the benefit of the Convertible Subordinated Debt Purchasers, shall be made to and for the benefit of the holders of the Exchange Notes (who shall be entitled to make all necessary claims therefore) in accordance with the priorities of payment set forth herein until all Exchange Notes shall have been paid in full. In the event that any payment or distribution is made with respect to the Convertible Subordinated Debt in violation of the terms hereof, any Secured Party hereof receiving such payment or distribution shall (and, by acceptance of the Convertible Subordinated Debt, agrees to) hold it in trust for the benefit of, and shall remit it to, the holders of the Exchange Notes in accordance with the priorities of payment set forth herein.

     SECTION 12.  Status of Security Interests.
                  ----------------------------

          (a) From and after the Debt Exchange Closing Date until all Senior Secured Debt shall have been paid in full, exchanged for Exchange Notes or otherwise retired, the Collateral Agent, the Senior Debt Trustee, the Subordinated Debt Trustee, and, by acceptance of the Senior Secured Debt, the Exchange Notes or the Convertible Subordinated Debt, as the case may be, the Senior Secured Debt Purchasers, the holders of Exchange Notes and the Convertible Subordinated Debt Purchasers hereby agree that

     (i) all of the Senior Secured Debt Purchasers' security interests, liens, and other collateral interests in the Collateral and all of the Senior Secured Debt Purchasers' rights and remedies, under law, agreement, or otherwise, exercisable pursuant thereto (all of which interests and rights are herein called the "Senior Rights") shall be senior and superior to (ii)
                            --------------
     all of the holders of the Exchange Notes', the Senior Debt Trustee's, the Convertible Subordinated Debt Purchasers' and the Subordinated Debt Trustee's security interests, liens and other collateral interests in the Collateral and all of the holders of Exchange Notes', the Senior Debt Trustee's, the Convertible Subordinated Debt Purchasers' and the Subordinated Debt Trustee's rights and remedies, under law, agreement or otherwise, exercisable pursuant thereto (all of which interests and rights are herein called the "Junior Rights").
                            -------------

          (b) From and after all Senior Secured Debt shall have been paid in full, exchanged for Exchange Notes or otherwise retired and until the Exchange Notes have been paid in full or otherwise retired, the Collateral Agent, the Senior Debt Trustee, the Subordinated Debt Trustee and, by acceptance of the Convertible Subordinated Debt or the Exchange Notes, as the case may be, the Convertible Subordinated Debt Purchasers and the holders of Exchange Notes hereby agree that (i) all of the Senior Debt Trustee's and the holders of Exchange Notes' security interests, liens, and other collateral interests in the Collateral and all of the Senior Debt Trustee's and the holders of Exchange Notes' rights and remedies, under law, agreement, or otherwise, exercisable pursuant thereto (all of which interests and rights are herein called the "Senior Rights") shall be senior
                                                 -------------
     and superior to (ii) all of the Convertible Subordinated Debt Purchasers' and the Subordinated Debt Trustee's security interests, liens and other collateral interests in the Collateral and all of the Convertible Subordinated Debt Purchasers' and the Subordinated Debt Trustee's rights and remedies, under law, agreement or otherwise, exercisable pursuant thereto (all of which interests and rights are herein called the "Junior
                                                                       ------
     Rights").
     ------

          (c) For purposes hereof, a party whose security interests are "senior and superior" (as described in Sections 12(a) and 12(b)) shall possess the
                                    --------------     -----
     right, in its absolute discretion, (i) to make all decisions on the disposition of any Collateral in which such party's security interests are "senior and superior" (including, without limitation, foreclosing on such collateral or refraining from foreclosing), notwithstanding that any or all of the Grantor's obligations to the holders of the Junior Rights (as defined for purposes of Sections 12(a) and 12(b), as applicable) may be due
                             --------------     -----
     and owing or the Grantor may be in default in any other manner with regard to its obligations to the holders of the Junior Rights, (ii) to exercise or not exercise all rights granted to such secured party with regard to all or any of such Collateral, (iii) to act on behalf of the holders of the Junior Rights as their agent, not, however, at the direction of the holders of the Junior Rights, but with full right and authority to make the judgments and to take the actions such agent would be permitted to accomplish in its own right with regard to its own Collateral pursuant to clauses (i) and (ii) of this sentence and (iv) to apply all proceeds obtained from Collateral on account of the Senior Rights (as defined for purposes of Sections 12(a) and
                                                              --------------
     12(b), as applicable), in such order as the holder of the Senior Rights
     -----
     shall determine.

     SECTION 13.  Agreement Available Only to Parties and Collateral Agent.
                  --------------------------------------------------------
Notwithstanding anything to the contrary herein, the parties hereto have entered into this

Agreement solely for their own benefit and in order to establish solely with respect to each other and not with respect to the Grantor their respective rights to payment of the Secured Obligations, their respective rights to the proceeds of the Collateral and their respective rights and priorities with respect to certain other matters, all as more fully set forth herein. No person or entity other than the parties hereto shall have any rights, whether as third party beneficiary or otherwise, under this Agreement, and no agreement, statement or provision of this Agreement shall be deemed to be an admission by or against any of the parties hereto or be used by any person or entity, except the parties hereto, for any purpose whatsoever.

     SECTION 14.  Rights Unaffected.  The relative rights of the parties
                  -----------------
herein in and to the Collateral set out in this Agreement shall be unaffected by any consent or waiver with respect to, or renewal or extension of, the Secured Obligations.

     SECTION 15.  Collateral Agent's Fees, Costs and Expenses.  Grantor agrees
                  -------------------------------------------
to pay such fees to the Collateral Agent as mutually agreed from time to time and to pay all reasonable out-of-pocket costs and expenses of the Collateral Agent.

     SECTION 16.  Remedies.  If any Event of Default shall have occurred and be
                  --------
continuing beyond any grace period applicable thereto:

          (a) The Collateral Agent may exercise in respect of the Collateral, in addition to all other rights and remedies provided for herein or otherwise available to it under applicable law, all the rights and remedies of a secured party upon default under the Uniform Commercial Code (whether or not the Uniform Commercial Code applies to the affected Collateral) and also may (i) require the Grantor to, and the Grantor hereby agrees that it shall at its expense and upon request of the Collateral Agent forthwith, assemble all or part of the Collateral as directed by the Collateral Agent and make it available to the Collateral Agent at a place to be designated by the Collateral Agent that is reasonably convenient to both parties, and
     (ii) without notice, except as specified below, advertisement, hearing or process of law of any kind, sell the Collateral or any part thereof in one or more parcels free and clear of all rights and claims of the Grantor at public or private sale, for cash, on credit or for future delivery, and upon such other terms as the Collateral Agent may deem commercially reasonable. The Grantor agrees that, to the extent notice of sale shall be required by law, at least 10 Business Days' notice to the Grantor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification.

          (b) All cash proceeds received in respect of any sale of, collection from, or other realization upon all or any part of the Collateral may be held by the Collateral Agent as collateral for, and/or then or at any time thereafter applied (after payment of any fees and expenses of the Collateral Agent) in whole or in part against, all or any part of the Secured Obligations. Any surplus of such cash or cash proceeds remaining after payment in full of all the Secured Obligations shall be promptly paid over to the Grantor or to whomsoever may be lawfully entitled to receive such surplus.

          (c) The Collateral Agent is hereby authorized to comply with any limitation or restriction in connection with any sale of Collateral as it may be advised by counsel is necessary in order to (i) avoid any violation of applicable law (including, without limitation, compliance with such procedures as may restrict the number of prospective bidders and purchasers and/or further restrict such prospective bidders or purchasers to persons or entities who will represent and agree that they are purchasing for their own account for investment and not with a view to the distribution or resale of such Collateral) or (ii) obtain any required approval of the sale or of the purchase by any governmental regulatory authority or official.

     SECTION 17.  Establishing Required Noteholders.  In order to establish what
                  ---------------------------------
constitutes the Required Noteholders, the Collateral Agent may request from time to time, and, by acceptance of the Senior Secured Debt, the Senior Secured Debt Purchasers agree to provide, certificates setting forth the amount of the Senior Secured Debt held or represented by each Senior Secured Debt Purchaser, which certificates the Collateral Agent shall be entitled to rely on.

     SECTION 18.  Amendments: Waivers; Etc.  No amendment or waiver of any
                  ------------------------
provision of this Agreement, and no consent to any departure by the Grantor herefrom, shall in any event be effective unless the same shall be in writing and signed by the Collateral Agent and the Grantor, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

     SECTION 19.  Addresses for Notices.  All notices and other communications
                  ---------------------
provided to the parties hereto shall be in writing or by facsimile and addressed, delivered or transmitted to such party at its address or facsimile number set forth below its signature hereto or at such other address or facsimile number as may be designated by such party in a notice to the other parties. Any notice, if mailed and properly addressed with postage prepaid or if properly addressed and sent by pre-paid courier service, shall be deemed given when received; any notice, if transmitted by facsimile, shall be deemed given when transmitted.

     SECTION 20.  Continuing Security Interest; Assignments under the
                  ---------------------------------------------------
Recapitalization Agreement.  This Agreement shall create a continuing security
--------------------------
interest in the Collateral and shall: (a) remain in full force and effect until all Secured Obligations have been paid in full, (b) be binding upon the Grantor, its successors and assigns and (c) inure, together with the rights and remedies of the Secured Parties hereunder, to the benefit of the Secured Parties and their respective permitted successors, transferees and assigns.

     SECTION 21.  Termination.  When all Secured Obligations have been paid in
                  -----------
full, the security interest granted hereby shall terminate and all rights to the Collateral as shall not have been sold or otherwise applied pursuant to the terms hereof shall revert to the Grantor. Upon the termination of any such security interest, the Collateral Agent shall promptly return to the Grantor, upon the Grantor's request and at the Grantor's expense, such of the Collateral (and, in the case of a release, such of the released Collateral) held by the Collateral Agent as shall not have been sold or otherwise applied pursuant to the terms hereof. The Collateral Agent will, at the Grantor's expense, execute and deliver to the Grantor such other documents as the Grantor shall reasonably request to evidence such termination or release, as the case may be.

     SECTION 22.  Governing Law; Terms.  THIS AGREEMENT SHALL BE GOVERNED BY AND
                  --------------------
CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO CONFLICTS OF LAW PRINCIPLES, except to the extent that the validity or perfection of the security interest hereunder, or remedies hereunder, in respect of any particular Collateral are governed by the laws of a jurisdiction other than the State of New York and except that the rights and duties of WTC shall be governed by and construed in accordance with the laws of the State of Delaware. Unless otherwise defined herein or in the Recapitalization Agreement, terms used in Article 9 of the Uniform Commercial Code are used herein as therein defined.

     SECTION 23.  Severability of Provisions.  Any provision of this Agreement
                  --------------------------
which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

     SECTION 24.  Counterparts.  This Agreement may be executed in any number of
                  ------------
counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Agreement by facsimile shall be as effective as delivery of a manually executed counterpart of this Agreement.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.

                              IMPERIAL CREDIT INDUSTRIES, INC.


                              By:
                                 -------------------------------------
                              Name:  H. Wayne Snavely
                              Title: Chief Executive Officer

                              Address:   23550 Hawthorne Boulevard
                                         Building 1, Suite 110
                                         Torrance, California 90505

                              Facsimile: (310) 791-373-9955


                              WILMINGTON TRUST COMPANY, in its capacity as Collateral Agent on behalf of the Secured Parties


                              By:  /s/ Joesph B. Feil
                                 -------------------------------------
                              Name:  Joesph B. Feil
                              Title: Senior Financial Services Officer


                              Address:    1100 N. Market St.
                                          Wilmington, DE 19890

                              Facsimile:  302-651-8882

EFFECTIVE ON THE DEBT EXCHANGE CLOSING DATE:

                                  CHASE MANHATTAN BANK AND TRUST COMPANY, N.A., as Senior Debt Trustee for the holders of Exchange Notes


                                  By:  /s/ Hans H. Helley
                                     ----------------------
                                  Name:  Hans H Helley
                                  Title: Vice President

                                  Address:
                                              ----------------------

                                              ----------------------

                                  Facsimile:
                                              ----------------------

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.

                              IMPERIAL CREDIT INDUSTRIES, INC.


                              By: /s/ H. Wayne Snavely
                                 -------------------------------------
                              Name:  H. Wayne Snavely
                              Title: Chief Executive Officer

                              Address:   23550 Hawthorne Boulevard
                                         Building 1, Suite 110
                                         Torrance, California 90505

                              Facsimile: (310) 791-373-9955


                              WILMINGTON TRUST COMPANY, in its capacity as Collateral Agent on behalf of the Secured Parties


                              By:
                                 -------------------------------------
                              Name:  Dan Reser
                              Title: Vice President


                              Address:
                                          ----------------------

                                          ----------------------
                              Facsimile:
                                          ----------------------

EFFECTIVE ON THE SUBORDINATED DEBT PLACEMENT CLOSING DATE

                              CHASE MANHATTAN BANK AND TRUST COMPANY, N.A., as Subordinated Debt Trustee for the Convertible Subordinated Debt Purchasers


                              By:  /s/ Hans H. Helley
                                 -------------------------------
                              Name:  Hans H Helley
                              Title: Vice President

                              Address:    101 California St. #3800
                                          San Francisco, CA 94111

                              Facsimile:  hanhhelley@chase.com

                                   Schedule I


                                  Pledged Debt
                                  ------------


1. Subordinated Note, dated March 31, 1997, issued to Imperial Credit Industries, Inc. in the current principal amount of Twenty Million Dollars ($20,000,000), due and payable in full on March 31, 2007.

                                  Schedule II


                               Pledged Securities
                               ------------------

                                            Class of                Certificate            Number
   Issuer                                Capital Stock                Number             of Shares
   ------                               --------------              -----------          ---------

Southern Pacific Bank               Series B Preferred Stock         PB-1                  36,000
Southern Pacific Bank               Series A Preferred Stock         PA-1                  50,000
Southern Pacific Bank                     Common Stock                 6                   75,000
Southern Pacific Bank                     Common Stock                 5                  125,000
Southern Pacific Bank                     Common Stock                 4                    8,334

                                  Schedule III

              Chief Place of Business and Chief Executive Office:

                           23550 Hawthorne Boulevard

                             Building 1, Suite 110

                           Torrance, California 90505

                       Federal Tax Identification Number:


                                  95-4054791

                                  Schedule IV

                             Permitted Investments


(a) Securities issued or guaranteed by the United States of America or any subdivision, agency or instrumentality thereof, or money market mutual funds that invest solely in such obligations.

(b) Securities issued by any state or municipality within the United States of America rated Aa or higher by Moody's Investors Service, Inc. or AA or higher by Standard & Poor's Rating's Services, a division of The McGraw-Hill Companies, Inc. ("S&P").

(c) Deposits in or certificates of deposit issued by a commercial bank which has combined capital and surplus in excess of $1 billion and which has, or the holding company of which has, a bond rating of at least A from Moody's Investors Service, Inc. or A1 by S&P.

(d) Open market commercial paper rated P1 by Moody's Investors Service, Inc. or A1 by S&P.

(e)  Bankers' acceptances from banks referred to in paragraph (c) above.